MARCH 15, 2022

DISCLAIMER The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources and is based on information available as of the date hereof. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Skillz assumes no obligation to update any information in this presentation, except as required by law. INDUSTRY AND MARKET DATA This presentation includes information and statistics regarding market participants in the sectors in which Skillz competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. TRADEMARKS This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Skillz will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. USE OF NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures. Skillz believes that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Skillz’s management to assess its performance. Skillz believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Please see the appendices to this presentation for a reconciliation of the non-GAAP financial measures presented herein to their most comparable GAAP financial measures. FORWARD LOOKING STATEMENTS AND INVESTMENT CONSIDERATIONS This presentation also contains forward-looking statements, which may be identified by such words as “may”, “plans”, “expects”, “believes”, “anticipates” and similar expressions, or by their context. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. Nothing set forth herein should be regarded as a representation, warranty, or prediction that Skillz will achieve or is likely to achieve any particular future result. Various factors could cause actual future results, performance or events to differ materially from those described herein. Some of the factors that may impact future results and performance may include, without limitation, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers that develop and update all of the games hosted on Skillz’s platform; comply with laws and regulations applicable to its business; as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision. 3

TODAY’S AGENDA TIME (PACIFIC) TOPIC SPEAKER(S) 8:00a – 8:20a Strategic Vision Andrew Paradise, CEO 8:20a – 8:40a Product & Technology Vatsal Bhardwaj, CPO 8:40a – 9:00a Q&A Session #1 Management Team 9:00a – 9:15a Session Break 9:15a – 9:30a Developer Panel George Petro, Play Mechanix Tim O’Neil, Tether 9:30a – 9:45a Distribution & Content Overview Casey Chafkin, CRO 9:45a – 10:05a Financial KPIs Ian Lee, CFO 10:05a – 10:25a Q&A Session #2 Management Team 10:25a – 10:30a Closing Remarks Andrew Paradise, CEO 4

STRATEGIC VISION ANDREW PARADISE CHIEF EXECUTIVE OFFICER

MARKET GLOBAL USERS (B) MARKET CHAMPION MARKET CAP ($B) Smartphones 3.5 $2,718 Social Networking 3.4 $566 Travel 1.4 $101 Ride Sharing 4.1 $67 Mobile Esports 1.0 $1 Note: Market cap refers to the market champion. Sourced from Yahoo! Finance as of 3/2/22. BUILDING THE COMPETITION LAYER OF THE INTERNET 6

2.8B Mobile Gamers worldwide (2021) 40% Gamers want to compete Source: Newzoo Games Market 2021 report, Udonis, and Frank N. Magid Associates. MOBILE GAMING IS THE FIRST TARGET MARKET $93B21% 79% Mobile Gaming Market (2021) In-App purchaseAds 7

No access to the user data Limited ability to customize the interface Lack of know-how to build skill games Our network was smaller than every game Developers believed they could build it themselves Regulatory risk HISTORY OF DEVELOPER ADOPTION MORE INHIBITORS IN THE PAST No access to the user data Limited ability to customize the interface Lack of know-how to build skill games Our network continues to get bigger Replicating what SKLZ has built is not feasible Regulatory framework is well established TODAY IS MORE BALANCED FEWER INHIBITORS IN THE FUTURE No access to the user data Greater ability to customize the interface Education & Insights to build skill games Our network continues to get bigger Replicating what SKLZ has built is not feasible Regulatory framework is well established 8

FUTURE SOLVING DEVELOPER PAIN POINTS DEVELOPER PAIN POINTS SKILLZ SOLUTION POOR MONETIZATION NO PAYMENTS INFRASTRUCTURE LIMITED DATA ANALYTICS MANUALLY INTENSIVE LIVEOPS LIMITED UA EXPERTISE & RESOURCES LIMITED CUSTOMER SUPPORT LIMITED SKILL GAMING EXPERTISE INCREASING COMPETITION FOR GAMER TIME HIGHER USER ENGAGEMENT AND RETENTION INTEGRATED PAYMENTS CAPABILITIES AND SINGLE USER WALLET PROPRIETARY PLAYER RATING, MATCHING AND FRAUD PROTECTION AUTOMATED, AI-DRIVEN LIVEOPS SOPHISTICATED UA CAPABILITIES EFFICIENT 24/7 CUSTOMER SERVICE DEVELOPER EDUCATION AND INSIGHTS BROADER SUITE OF SERVICES (E.G. AARKI) 9

ANALYTICS PAYMENTS LIVE OPERATIONS USER ACQUISITION CUSTOMER SUPPORT HOSTING AD NETWORK CONTENT DEVELOPER TOOLS EXIT GAMES CAPABILITY AD NETWORKS GAME DEVELOPERS TECH PLATFORMS EXPANDING OUR LEAD OVER COMPETITORS 10 PERCEIVED PRESENCE STRONG LIMITED NONE

WIDENING DATA AND TECHNOLOGY MOAT

2.5B+
TOURNAMENTS

Billions of annual tournaments

6.0M+
AVERAGE DAILY TOURNAMENTS

Unique set of transaction / user data

650B+
DATA POINTS

Paid entry and free gameplay

2.4B+
GMV

Broad end-user demographics

skillz

Player rating and matching

70%+
PLAYERS WIN RATE IN-BAND

Anti-cheat & anti-fraud

70+
TRANSACTIONS PER SECOND

Segmentation engine

45
NPS SCORE

System reliability & architecture

99.95%+
SYSTEM RELIABILITY IN UPTIME

Note: Tournaments, Average Daily Tournaments, Data Points and GMV are all LTM data as of December 31, 2021. Player win rate in-band, transactions per second, NPS score, system uptime are all data for Q4'21.

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PROVEN SCALABILITY WITHOUT A TOP 10 GAME, YET PAYING MAU (M) NUMBER OF GAMES >$1M GMV 12 Paying Monthly Active Users (PMAU) is the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period. Gross Marketplace Volume (GMV) is entry fees that may be paid using cash deposits, prior cash winnings that have not been withdrawn, and end-user incentives.

BUILDING THE CONTENT ENGINE 13 15M+ GAME DEVELOPERS(1) 1M+ GAMES ON THE APP STORE(2) YESTERDAY Build Product TOMORROW Ramp Sales TODAY Build Marketing 1. HIRE TEAM 2. DEVELOPER EDUCATION 3. OPTIMIZE PRODUCT (1) Source: Unity Software Inc. S-1 dated 9/17/20. (2) Source: Business of Apps dated 1/11/22.

WHY WE’LL WIN $375K COST TO BUILD A GAME(1) $10M COST TO ACQUIRE A GAME(2) $11K COST TO ACQUIRE A DEVELOPER 14 Note: $11k refers to cost of acquiring a developer who has signed and launched a game. (1) Based on the average range of $250k to $500k from Auroch Digital. (2) Based on selected mobile gaming transactions.

Increase Marketing Efficiency ⬝ GAAP Revenue grows slower than Revenue after Engagement Marketing (RAEM) ⬝ GAAP Revenue and RAEM grows faster than Marketing ⬝ RAEM grows faster than Revenue ⬝ Adj. EBITDA margin improves THE PLAN THE IMPACT Impactful New Products ⬝ GAAP Revenue and RAEM growing faster in 2H’22 than 1H’22 ⬝ Adj. EBITDA margin improves Invest in Developer Marketing ⬝ Account Management team is hired ⬝ Developer Education and Insights are delivered Activate New Hires ⬝ GAAP Revenue and RAEM per head grows ⬝ Adj. EBITDA margin improves 2022 PLAN: PATH TO PROFITABILITY 15

Revolutionize the playable ad CLOUD GAMING: A POTENTIAL GAME CHANGER Access to new audiences Lower friction to onboard Increase game discovery 16 OUR END GAME Every Gamer, Every Developer and Every Type of Game on Skillz

PRODUCT & TECHNOLOGY VATSAL BHARDWAJ CHIEF PRODUCT OFFICER

COMPREHENSIVE PLATFORM SOLUTION 18 Gamer Competition Engine LiveOps System Developer Console Network Data Science Technologies

CURRENT STATE FUTURE STATE CORE PRODUCT EXPERIENCE 19 Unchanged since launch Poor tournament discovery Slower gameplay access

SOCIAL PHASES OF SOCIAL GAMEPLAY 3. Competition 2. Chat 3. More social gameplay features to come 20 EXAMPLE OF CHAT

PERSONALIZATION AND DATA SCIENCE ACQUISITION Ad Networks REGISTRATION Sign up/First few games CONVERSIONS Making first Deposit, Segmentation RETENTION Increasing spend, Push notifications, Player Matching 21 Example of Personalized LIMITED TIME OFFER

REAL-TIME MULTIPLAYER SOLO PLAY PRE-SKILLZ ASYNC VS SKILLZ CIRCA 2016 - SOL CUBE TURN BASED SYNC SKILLZ 2020 - POOL PVP SYNC BIG BUCK HUNTER MULTI PLAYER TOMORROW 22 FRAYHEM

Custom Developer invests into progression with custom integration and developer tools PROGRESSION A B C D Hyper customization Semi-customized Game modes: Templates Tournaments App icons STATIC INTEGRATION 23

HIGHLY SCALABLE AND RELIABLE PLATFORM 99.95%+ System Uptime (2021) Transactions Per Sec (2021) 70+ High Performance 24 2.6x

SUMMARY 25 ⬝ Comprehensive Go-To-Market Platform for game developers ⬝ User Interface Refresh on the core product experience increases LTV and trust ⬝ Social increases user engagement ⬝ Personalization increases user retention ⬝ Real-time Multiplayer Sync broadens the content on our platform and grows the audience ⬝ Progression increases developer and player investment ⬝ High Performance Platform Architecture with differentiation driven by data science ⬝ ⬝ High Performance Platform Architecture with Differentiation Driven by Data Science ⬝ Comprehensive Go-To-Market Platform for Game Developers ⬝ Personalization increases user retention ⬝ Real-time Multiplayer Sync broadens the content on our platform and grows the audience ⬝ Progression increases developer and player investment ⬝ Social increases user engagement ⬝ User Interface Refresh on the core loop increases LTV and trust ⬝

Q&A SESSION #1

SESSION BREAK

DEVELOPER PANEL GEORGE PETRO OWNER TIM O’NEIL CO-FOUNDER & CEO

DISTRIBUTION & CONTENT CASEY CHAFKIN CHIEF REVENUE OFFICER

LARGE, DIVERSE PLAYER AUDIENCE Source: Income demographics from Axciom survey data of paying users (2018). Gender and Age demographics from Skillz research. Amounts may not total due to rounding. 30

REDUCE DSP FEES Deploy spend across highly programmatic and social channels, in addition to making investments up and across the funnel Grow investments in App-Store-Optimization (ASO), Search Engine Optimization (SEO) and Skillz organic social channels Drive incremental revenue efficiently by acquiring and retaining users through diversified media investments and organic media channels REACHING AND ACQUIRING USERS EFFICIENTLY 31 DIVERSIFIED PAID MEDIA MIX Continued investment in machine learning, automated data systems and media spend enablement tools to drive incremental marketing precision EXPANDED USE OF DATA AND AUTOMATION Shift paid media spend to the ‘Skillz Media Network’ - our in-house DSP - to reduce fees charged by external DSPs EXPAND ORGANIC CHANNELS

Optimize engagement marketing spend by focusing on high return programs, profit-margin accretive channels and player information DRIVING DEEPER ENGAGEMENT ON THE PLATFORM GROW PROPRIETARY COMMUNICATION CHANNELS Investing into Skillz-controlled channels (e.g. Email, Push) to allow for more effective and efficient retention of active and reactivation of lapsed users, through contextually relevant messaging, content and offers OPTIMIZE ENGAGEMENT MARKETING SPEND Improve the approach for evaluating the short and mid term impact of engagement marketing, prioritizing high return and elimination of low return programs PLAYER PROFILES Layer refreshed qualitative segmentation research, additional second and third party data and ongoing collection of first party data (e.g. progressive profiling) 32

Execute brand refresh to ensure a consistent and differentiated architecture, design and positioning while continuing to invest in partnerships to expand our footprint and deliver revenue for partners. BUILDING THE BRAND 33 BRAND REDESIGN BRAND AND IP PARTNERSHIPS

BUILD COMMUNITY Marketing To Lift Awareness And Interest In Building With Skillz Optimize both the Managed and Self Serve functions Build Community To Create Demand Education & Insights For Success Tools & Services For More Developer Control GROWING THE DEVELOPER ECOSYSTEM EMPOWER Developers Through Education & Insights PRODUCTS & SERVICES New Tools And Services To Give Developers More Control And Functionality 34

SUMMARY 35 ⬝ We have a Large and Diverse audience of players ⬝ We are Optimizing UA via Data Science, automation, Aarki spend migration and organic traffic growth ⬝ We are Driving Deeper User Engagement with owned communication channels and more user data ⬝ We are Building our Brand which will enhance all our consumer marketing efforts ⬝ We are Investing in our Developer Ecosystem to grow the number of successful games on our platform ⬝

FINANCIAL KPIs IAN LEE CHIEF FINANCIAL OFFICER

Source: Newzoo (1) pMAU figures are as of Q4 2016 and Q4 2021 respectively. (2) Revenue figures are for FY2016 and FY2021 respectively. WHERE WE’VE COME FROM $37B MOBILE GAMING MARKET SIZE 24K $8M PAYING MAU(1) to TODAY REVENUE(2)5YEARS AGO $93B MOBILE GAMING MARKET SIZE 611K $384M PAYING MAU(1) REVENUE(2) 37

Take Rate Incentives in Sales & Marketing Paying Users Average Entry Fee Gross Marketplace Volume Prizes Developer Revenue Share End-user Incentives Reducing Revenue Revenue pMAU ARPPU Average # of Tournaments Engagement Marketing RAEM HOW WE GENERATE REVENUE 38

HOW THE BUSINESS MODEL WORKS Business Model Note: All dollar amounts are illustrative and based on actual take-rate and margin structure and reflect rounding. Adjusted EBITDA is defined as EBITDA before non-recurring items and stock-based compensation (“SBC”). D&A means Depreciation and Amortization. UA or UA Marketing is the total cost to acquire new users in that period. UA Marketing was $85.6 million in Q4 ’21. See Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP metrics. 39

Adjusted EBITDA Margin % RAEM per Person Note: All $ in millions, except for per person statistics. 2022E based on guidance provided by Company in connection with Q4’21 earnings on 2/23/22. See Appendix for a reconciliation of Adjusted EBITDA Margin % to the most comparable GAAP metric. PURSUING PROFITABLE GROWTH $288k $324k$261k $467k$148k $324k Revenue Revenue after Engagement Marketing Engagement Marketing as % of Revenue $400 39% -37% 40

Key Drivers Grow User Retention or Engagement Improve UA Efficiency Improve Engagement Marketing Efficiency (1) ROI calculated based on cumulative gross profit after engagement marketing divided by UAC. DRIVERS OF PATH TO PROFITABILITY ROI on UA Marketing(1) 41

Key Driver is new user features Key Risks include product development and user adoption Key Upsides include new content Historical Quarterly Cohort LTV Note: LTV calculated based on cumulative gross profit after engagement marketing. LTV shown on a per paying user basis. LTV performance is indexed to the first quarter that the cohorts are acquired. 42 GROWING USER RETENTION OR ENGAGEMENT

$ in millions 100% 214% IMPROVING USER ACQUISITION MARKETING EFFICIENCY Key Driver is optimizing current traffic sources and growing organic Key Risks include traffic quality from newer sources and media cost inflation Key Upsides include better than expected price elasticity, Aarki performance improvements and cloud gaming 43 CV-19 Impact Note: UAC indexed to Q1’18.

UA C UA Spend IMPROVING USER ACQUISITION MARKETING EFFICIENCY (CONT’D) Example Initiative Targeting “sweet spot” of UAC vs Spend UAC vs UA Spend 44 “Sweet Spot” Of Spend Elasticity

$ in millions Key Driver is identifying low return programs Key Risks include uncertain impact on longer-term user behavior Key Upsides include eliminating programs that may have been displacing user deposits IMPROVING ENGAGEMENT MARKETING EFFICIENCY 45

IMPROVING ENGAGEMENT MARKETING EFFICIENCY
(CONT'D)

Examples of engagement marketing initiatives

Limited Time Trophies



0.4x
4.8x
$2,160,000
$1,600,000
$580,000
$192,000
$159,000
$33,000
Implied ROI on Bonus Cash
Initiative A
Initiative B
Bonus Cash Offered
Gross Profit Delivered
GPAEM Delivered

Limited Time Offers



7.3x
7.9x
$5,000,000
$4,400,000
$4,170,000
$3,700,000
$602,000
$470,000
Initiative C
Initiative D
Bonus Cash Offered
Gross Profit Delivered
GPAEM Delivered

Note: The example initiatives that are shown indicate the Bonus Cash offered and the Gross Profit after Engagement Marketing delivered within a 7-day period on the Skillz platform for each initiative.

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skillz

PATH TO BREAK EVEN KEY NEAR-TERM DRIVERS ⬝ Greater user acquisition efficiency ⬝ Lower and more effective engagement marketing KEY UPSIDE DRIVERS ⬝ New hit content ⬝ Take rate enhancement ⬝ Brand partnerships ⬝ International expansion ⬝ Cloud gaming ⬝ Access to Google Play store ⬝ LTV growth driven by product initiatives 47

SUMMARY 48 ⬝ We are Pioneering a new market ⬝ Profitable and Durable Growth is our focus ⬝ Path to Profitability driven by improving unit economics ⬝ Marketing Efficiency and New Products is our plan ⬝ New Content is Upside to full year 2022 revenue and RAEM guidance ⬝

Q&A SESSION #2

CLOSING REMARKS ANDREW PARADISE CHIEF EXECUTIVE OFFICER

SUMMARY 51 ⬝ Building the Competition Layer of the Internet is our mission ⬝ We Serve the Massive, Rapidly Growing Market of mobile gaming ⬝ We Make Gaming Better for the Entire Ecosystem with an innovative solution for monetizing games ⬝ Adoption by Game Developers is Still Early with fewer inhibitors today than in the past ⬝ We are Investing in the Content Engine to increase the games on our platform ⬝ Our goal is Every Gamer, Every Developer and Every Game on Skillz! ⬝

THANK YOU

APPENDIX: RECONCILIATION TO NON-GAAP ITEMS

($ IN MILLIONS)	2021	% OF REVENUE	2020	% OF REVENUE	2019	% OF REVENUE
Net Loss	($181.4)	(47.2%)	($145.5)	(63.2%)	($23.6)	(19.7%)
Interest Expense, net	1.2	0.3%	1.3	0.6%	2.5	2.1%
Change in fair value of common stock warrants liabilities	(87.9)	(22.9%)	23.0	10.0%	-	-
Stock-based Compensation	60.3	15.7%	23.8	10.3%	1.2	1.0%
Provision for Income Taxes	(19.0)	(4.9%)	0.1	0.0%	-	-
Depreciation and Amortization	11.1	2.9%	1.6	0.7%	0.7	0.6%
Other non-operating costs (income)	0.0	0.0%	21.4	9.3%	(3.6)	(3.0%)
Impairment charge	-	-	3.4	1.5%	-	-
Acquisition related expenses	8.0	2.1%	-	-	-	-
Loss contingency accrual	11.6	3.0%	-	-	-	-
One-time non recurring expenses	14.6	3.8%	4.7	2.0%	-	-
Adjusted EBITDA	**($181.5)**	**(47.3%)**	**($66.1)**	**(28.7%)**	**($22.8)**	**(19.0%)**

Note: The Company defines and calculates Adjusted EBITDA as net income (loss) before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities (including derivatives) associated with debt and equity transactions, impairment charges, acquisition related expenses for transaction costs and certain loss contingency accruals.The Company's management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by security analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

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skillz

APPENDIX: RECONCILIATION TO NON-GAAP ITEMS Note: The Company defines and calculates RAEM based on the Company’s consolidated revenue less engagement marketing expenses included in sales and marketing expense. The Company’s management believes that RAEM is a useful measure to enable investors to better measure the Company’s progress in optimizing engagement marketing and the core growth rate of our business. 54 ($ IN MILLIONS) 2021 2020 2019 Revenue $384.1 $230.1 $119.9 Sales and marketing - engagement marketing $187.6 $99.8 $51.4 Revenue after engagement marketing $196.5 $130.3 $68.5

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